Exhibit 99.1

Second Quarter 2008 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s July 29, 2008 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Risk Factors” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2007. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s July 29, 2008 conference call might not occur.

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Table of Contents

Page
Corporate Data and Financial Highlights
Company Background	1
Financial Highlights	2
Common Stock Data	3
Consolidated Balance Sheets	4
Consolidated Statements of Operations	5
Funds From Operations and Funds Available for Distribution	6

Portfolio Data
Same Store Analysis	7
Stabilized Portfolio Occupancy Overview	8-11
Leasing Activity	12
Stabilized Portfolio Capital Expenditures	13
Lease Expiration Summary and Lease Expirations by Region	14-17
Top Fifteen Tenants	18

Development
In-Process and Committed Development and Redevelopment Projects	19
Future Development Pipeline	20

Debt and Capitalization Data
Capital Structure	21
Debt Analysis	22-23

Non-GAAP Supplemental Measures	24-28

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate in Southern California. The Company operates as a self-administered real estate investment trust. As of June 30, 2008, the Company’s stabilized portfolio consisted of 86 office buildings and 43 industrial buildings, which encompassed an aggregate of 8.1 million and 3.9 million square feet, respectively, and was 92.8% occupied.

Board of Directors		Senior Management		Investor Relations
John B. Kilroy, Sr.	Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd., Suite 200
Edward F. Brennan, Ph.D.		Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
William P. Dickey		Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
Scott S. Ingraham		John T. Fucci	Sr. VP Asset Management	Web: www.kilroyrealty.com
John B. Kilroy, Jr.		Tyler H. Rose	Sr. VP and Treasurer	E-mail: investorrelations@kilroyrealty.com
Dale F. Kinsella		Heidi R. Roth	Sr. VP and Controller
		Steve Scott	Sr. VP San Diego
		Justin W. Smart	Sr. VP Development

Equity Research Coverage
Bank of America Securities		Green Street Advisors
Mitch Germain	(646) 855-1794	Michael Knott	(949) 640-8780

Citigroup Investment Research		Merrill Lynch & Co., Inc.
Michael Bilerman	(212) 816-1383	Steve Sakwa	(212) 449-0335

Credit Suisse Group		RBC Capital Markets
Steven Benyik	(212) 538-0239	Dave Rodgers	(440) 715-2647

Deutsche Bank Securities, Inc.		Robert W. Baird & Company
Lou Taylor	(212) 250-4912	David Aubuchon	(314) 863-4235

Friedman, Billings, Ramsey & Co., Inc.		Stifel, Nicolaus & Company
Wilkes Graham	(703) 312-9737	John W. Guinee III	(410) 454-5520

Kilroy Realty Corporation is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Kilroy Realty Corporation’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Kilroy Realty Corporation or its management. Kilroy Realty Corporation does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Financial Highlights

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007
INCOME ITEMS (Including Discontinued Operations):
Revenues	$69,828	$70,802	$72,155	$67,921	$64,630
Lease Termination Fees	92	202	245	265	1,908
Net Operating Income (1)	49,508	52,985	53,476	49,645	47,853
Capitalized Interest and Loan Costs	4,582	4,498	3,635	4,581	5,094
Net Income Available for Common Stockholders	5,581	9,864	65,612	9,028	13,090
EBITDA (1)(2)	40,505	43,906	44,434	41,231	38,764
Funds From Operations (1)(3)(4)	27,061	30,199	29,672	28,212	26,674
Funds Available for Distribution (1)(3)(4)	24,906	25,747	23,310	18,309	29,563
Net Income per common share – diluted	$0.17	$0.30	$2.01	$0.28	$0.40
Funds From Operations per common share – diluted	$0.78	$0.87	$0.85	$0.81	$0.77
Dividends per share	$0.580	$0.580	$0.555	$0.555	$0.555
RATIOS (Including Discontinued Operations):
Operating Margins	70.9%	74.8%	74.1%	73.1%	74.0%
Interest Coverage Ratio (5)	4.3x	4.5x	4.1x	4.6x	4.8x
Fixed Charge Coverage Ratio (6)	3.1x	3.2x	3.1x	3.2x	3.3x
FFO Payout Ratio (7)	74.7%	67.1%	65.4%	68.8%	72.7%
FAD Payout Ratio (8)	81.2%	78.7%	83.2%	106.0%	65.6%

	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007
ASSETS:
Real Estate Held for Investment before Depreciation	2,429,759	$2,406,272	$2,368,556	$2,292,918	$2,247,047
Total Assets	2,087,725	2,085,909	2,068,720	1,963,750	1,927,685
CAPITALIZATION:
Total Debt (9)	$1,155,511	$1,135,983	$1,110,912	$1,054,283	$1,022,617
Total Preferred Equity (9)	201,500	201,500	201,500	201,500	201,500
Total Common Equity (9)	1,638,558	1,714,978	1,921,138	2,119,335	2,476,227
Total Market Capitalization (9)	2,995,569	3,052,461	3,233,550	3,375,118	3,700,344
Total Debt / Total Market Capitalization	38.6%	37.2%	34.4%	31.2%	27.6%
Total Debt and Preferred / Total Market Capitalization	45.3%	43.8%	40.6%	37.2%	33.1%

(1)	Please refer to pages 24 and 25 for Management Statements on Net Operating Income, EBITDA before minority interests, Funds From Operations and Funds Available for Distribution.

(2)	EBITDA is reported before minority interests and net gain (loss) on dispositions. Please refer to page 27 for a reconciliation of GAAP Net Income Available for Common Stockholders to EBITDA before minority interests.

(3)	Please refer to page 6 for a reconciliation of GAAP Net Income Available for Common Stockholders to Funds From Operations and Funds Available for Distribution.

(4)	Reported amounts are attributable to common stockholders and unitholders.

(5)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations.

(6)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations, current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.

(7)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders divided by Funds From Operations.

(8)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders divided by Funds Available for Distribution.

(9)	See “Capital Structure” on page 21.

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	Three Months Ended
	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007
High Price	$55.54	$53.64	$68.29	$73.20	$76.92
Low Price	$46.52	$44.81	$52.66	$56.79	$69.48
Closing Price	$47.03	$49.11	$54.96	$60.63	$70.84
Dividends per share – annualized	$2.32	$2.32	$2.22	$2.22	$2.22
Closing common shares (in 000’s) (1) (2)	32,652	32,732	32,766	32,707	32,707
Closing partnership units (in 000’s) (1)	2,188	2,189	2,189	2,248	2,248

	34,840	34,921	34,955	34,955	34,955

(1)	As of the end of the period.

(2)	During the three months ended June 30, 2008, the Company repurchased 79,818 shares of its common stock in open market transactions for an aggregate price of approximately $4.0 million, or $49.61 per share. During the three months ended March 31, 2008, the Company repurchased 159,657 shares of its common stock in open market transactions for an aggregate price of approximately $7.6 million, or $47.54 per share.

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Consolidated Balance Sheets

(unaudited, $ in thousands)

	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007
ASSETS:
Land and improvements	$324,779	$324,779	$324,779	$312,057	$293,059
Buildings and improvements	1,739,874	1,733,794	1,719,700	1,730,833	1,500,777
Undeveloped land and construction in progress	365,106	347,699	324,077	250,028	453,211

Total real estate held for investment	2,429,759	2,406,272	2,368,556	2,292,918	2,247,047
Accumulated depreciation and amortization	(497,697)	(480,642)	(463,932)	(488,050)	(472,302)

Total real estate assets, net	1,932,062	1,925,630	1,904,624	1,804,868	1,774,745
Cash and cash equivalents	4,367	4,881	11,732	3,655	11,134
Restricted cash	756	11	546	1,362	619
Marketable securities	2,406	2,238	707	455
Current receivables, net	3,843	4,724	4,891	4,231	4,715
Deferred rent receivables, net	66,554	68,423	67,283	66,073	62,515
Notes receivable	10,904	10,938	10,970	11,002	11,034
Deferred leasing costs and acquisition-related intangibles, net	52,282	53,335	54,418	56,629	46,381
Deferred financing costs, net	7,341	7,946	8,492	9,144	9,702
Prepaid expenses and other assets, net	7,210	7,783	5,057	6,331	6,840

TOTAL ASSETS	$2,087,725	$2,085,909	$2,068,720	$1,963,750	$1,927,685

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$392,511	$394,983	$395,912	$398,283	$400,617
Exchangeable senior notes, net	456,550	456,320	456,090	455,860	455,630
Unsecured senior notes	144,000	144,000	144,000	144,000	144,000
Unsecured line of credit	159,000	137,000	111,000	52,000	18,000
Accounts payable, accrued expenses and other liabilities	44,893	49,295	58,249	67,356	61,497
Accrued distributions	21,422	21,464	20,610	20,610	20,610
Deferred revenue and acquisition-related liabilities	75,421	72,573	59,187	56,638	52,026
Rents received in advance and tenant security deposits	20,386	20,699	18,433	17,862	17,521

Total liabilities	1,314,183	1,296,334	1,263,481	1,212,609	1,169,901

Minority Interests:
7.45% Series A Cumulative Redeemable Preferred units of the Operating Partnership	73,638	73,638	73,638	73,638	73,638
Common units of the Operating Partnership	36,608	37,563	38,309	35,968	36,398

Total minority interests	110,246	111,201	111,947	109,606	110,036

Stockholders’ Equity:
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425	38,425	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock	83,157	83,157	83,157	83,157	83,157
Common stock	327	327	328	327	327
Additional paid-in capital	651,386	653,101	658,894	654,569	651,659
Distributions in excess of earnings	(109,999)	(96,636)	(87,512)	(134,943)	(125,820)

Total stockholders’ equity	663,296	678,374	693,292	641,535	647,748

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,087,725	$2,085,909	$2,068,720	$1,963,750	$1,927,685

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Consolidated Statements of Operations

(unaudited, $ in thousands, except per share amount)

	Three Months Ended June 30,			Six Months Ended June 30,
	2008	2007	% Change	2008	2007	% Change
REVENUES:
Rental income	$61,486	$54,518	12.8%	$123,791	$108,951	13.6%
Tenant reimbursements	7,686	5,712	34.6%	15,879	11,610	36.8%
Other property income	457	1,950	(76.6%)	761	3,053	(75.1%)

Total revenues	69,629	62,180	12.0%	140,431	123,614	13.6%

EXPENSES:
Property expenses	11,873	10,604	12.0%	23,361	20,570	13.6%
Real estate taxes	4,843	4,668	3.7%	10,322	9,220	12.0%
Provision for bad debts	3,204	(26)	12,423.1%	3,659	(199)	1,938.7%
Ground leases	400	389	2.8%	795	792	0.4%
General and administrative expenses	9,187	9,460	(2.9%)	18,423	18,508	(0.5%)
Interest expense	9,448	8,072	17.0%	19,161	17,728	8.1%
Depreciation and amortization	21,536	17,378	23.9%	41,402	34,223	21.0%

Total expenses	60,491	50,545	19.7%	117,123	100,842	16.1%

OTHER INCOME:
Interest and other investment income	184	371	(50.4%)	341	990	(65.6%)

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	9,322	12,006	(22.4%)	23,649	23,762	(0.5%)
MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(1,397)	(1,397)	0.0%	(2,794)	(2,794)	0.0%
Minority interest in earnings of Operating Partnership attributable to continuing operations	(348)	(531)	(34.5%)	(1,012)	(1,044)	(3.1%)

Total minority interests	(1,745)	(1,928)	(9.5%)	(3,806)	(3,838)	(0.8%)

INCOME FROM CONTINUING OPERATIONS	7,577	10,078	(24.8%)	19,843	19,924	(0.4%)
DISCONTINUED OPERATIONS:
Revenues from discontinued operations	199	2,450	(91.9%)	199	5,095	(96.1%)
Expenses from discontinued operations		(1,509)	(100.0%)		(3,112)	(100.0%)
Net gain on dispositions of discontinued operations	234	4,848	(95.2%)	234	13,474	(98.3%)
Minority interest in earnings of Operating Partnership attributable to discontinued operations	(27)	(375)	(92.8%)	(27)	(1,005)	(97.3%)

Total income from discontinued operations	406	5,414	(92.5%)	406	14,452	(97.2%)

NET INCOME	7,983	15,492	(48.5%)	20,249	34,376	(41.1%)
PREFERRED DIVIDENDS	(2,402)	(2,402)	0.0%	(4,804)	(4,804)	0.0%

NET INCOME AVAILABLE FOR COMMON STOCKHOLDERS	$5,581	$13,090	(57.4%)	$15,445	$29,572	(47.8%)

Weighted average shares outstanding - basic	32,351	32,371	0.1%	32,404	32,360	0.1%
Weighted average shares outstanding - diluted	32,510	32,486	0.1%	32,532	32,486	0.1%
NET INCOME PER COMMON SHARE:
Net income per common share - basic	$0.17	$0.40	(57.5%)	$0.48	$0.91	(47.3%)

Net income per common share - diluted	$0.17	$0.40	(57.5%)	$0.48	$0.91	(47.3%)

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2008	2007	% Change	2008	2007	% Change
FUNDS FROM OPERATIONS: (1)
Net income available for common stockholders	$5,581	$13,090	(57.4%)	$15,445	$29,572	(47.8%)
Adjustments:
Minority interest in earnings of Operating Partnership	375	906	(58.6%)	1,039	2,049	(49.3%)
Depreciation and amortization of real estate assets	21,339	17,526	21.8%	41,010	34,551	18.7%
Net gain on dispositions of discontinued operations (7)	(234)	(4,848)	(95.2%)	(234)	(13,474)	(98.3%)

Funds From Operations (2)	$27,061	$26,674	1.5%	$57,260	$52,698	8.7%

Weighted average common shares/units outstanding - basic	34,540	34,619	(0.2%)	34,593	34,609	0.0%
Weighted average common shares/units outstanding - diluted	34,699	34,734	(0.1%)	34,721	34,735	0.0%
FFO per common share/unit - basic	$0.78	$0.77	1.7%	$1.66	$1.52	8.7%

FFO per common share/unit - diluted	$0.78	$0.77	1.6%	$1.65	$1.52	8.7%

FUNDS AVAILABLE FOR DISTRIBUTION: (1)
Funds From Operations	$27,061	$26,674	1.5%	$57,260	$52,698	8.7%
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	(6,294)	(4,912)	28.1%	(11,647)	(9,176)	26.9%
Amortization of deferred revenue related to tenant improvements (3)	(1,950)	(812)	140.1%	(3,782)	(1,453)	160.3%
Net effect of straight-line rents (4)	1,845	(331)	657.4%	681	(1,402)	148.6%
Amortization of above/below market rents (5)	(163)	(375)	(56.5%)	(335)	(691)	(51.5%)
Contractual cash rents received in advance of revenue recognition (6)	100	27	270.4%	108	43	151.2%
Net gain on termination of profit participation agreements (7)		4,848	(100.0%)		4,848	(100.0%)
Amortization of deferred financing costs and debt discount	568	531	7.0%	1,139	773	47.3%
Non-cash amortization of share-based compensation awards	3,739	3,913	(4.4%)	7,229	7,387	(2.1%)

Funds Available for Distribution (2)	$24,906	$29,563	(15.8%)	$50,653	$53,027	(4.5%)

(1)	See page 25 for Management Statements on Funds From Operations and Funds Available for Distribution.

(2)	Reported amounts are attributable to common shareholders and unitholders.

(3)	Represents revenue recognized during the period as a result of the amortization of deferred revenue recorded for tenant-funded tenant improvements.

(4)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases and the provision for bad debts recorded for deferred rent receivable balances.

(5)	Represents the SFAS 141 adjustment related to the acquisition of buildings with above/below market rents.

(6)	Represents cash rents received for leases that have contractually commenced but for which tenant improvements are not substantially complete.

(7)	In June 2007, the Company received a $4.8 million payment to terminate a profit participation agreement that was entered into in connection with a property disposition in 2005. When the property disposition occurred in 2005, the Company entered into an agreement with the buyer under which the Company had the right to participate in certain future operating and sale profits of the property above specified thresholds without any risk of loss or continuing involvement to the Company.

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Same Store Analysis (1)

(unaudited, $ in thousands)

Same Store Analysis (GAAP Basis)

	Three Months Ended June 30,			Six Months Ended June 30,
	2008	2007	% Change	2008	2007	% Change
Total Same Store Portfolio
Number of properties	124	124		124	124
Square Feet	11,180,987	11,180,987		11,180,987	11,180,987
Percent of Stabilized Portfolio	93.4%	95.5%		93.4%	95.5%
Average Occupancy	92.4%	93.1%		93.3%	93.8%
Operating Revenues:
Rental income	$54,755	$54,397	0.7%	$110,434	$108,720	1.6%
Tenant reimbursements	6,547	5,740	14.1%	13,245	11,595	14.2%
Other property income	453	1,950	(76.8%)	756	3,053	(75.2%)

Total operating revenues	$61,755	62,087	(0.5%)	124,435	123,368	0.9%

Operating Expenses:
Property expenses	11,488	10,525	9.1%	22,582	20,505	10.1%
Real estate taxes	4,391	4,661	(5.8%)	9,068	9,205	(1.5%)
Provision for bad debts	3,204	(26)	12,423.1%	3,659	(199)	1,938.7%
Ground leases	399	388	2.8%	792	790	0.3%

Total operating expenses	19,482	15,548	25.3%	36,101	30,301	19.1%

GAAP Net Operating Income	$42,273	$46,539	(9.2%)	$88,334	$93,067	(5.1%)

Same Store Analysis (Cash Basis) (2)

	Three Months Ended June 30,			Six Months Ended June 30,
	2008	2007	% Change	2008	2007	% Change
Total operating revenues	59,651	60,653	(1.7%)	120,172	119,458	0.6%
Total operating expenses	16,277	15,572	4.5%	32,442	30,500	6.4%

Cash Net Operating Income	$43,374	$45,081	(3.8%)	$87,730	$88,958	(1.4%)

(1)	Same store defined as all stabilized properties owned at January 1, 2007 and still owned and in the stabilized portfolio at June 30, 2008.

(2)	Please refer to page 26 for a reconciliation of Same Store Cash and GAAP Net Operating Income to Net Income Available to Common Stockholders.

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	# of Buildings	Portfolio Breakdown		Total Square Feet	Occupancy at: (1)
		NOI (2)	Sq. Ft.		6/30/2008	3/31/2008	12/31/2007
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	24	26.6%	24.2%	2,899,075	96.0%	96.3%	96.1%
Orange County	5	1.8%	2.3%	277,340	72.0%	92.4%	99.1%
San Diego	52	55.5%	38.2%	4,565,824	93.8%	93.7%	91.4%
Other	5	2.3%	2.9%	346,439	93.8%	99.6%	99.6%

Subtotal	86	86.2%	67.6%	8,088,678	93.8%	94.8%	93.7%

Industrial:
Los Angeles	1	1.4%	1.6%	192,053	100.0%	100.0%	100.0%
Orange County	42	12.4%	30.8%	3,684,068	90.3%	94.6%	94.4%

Subtotal	43	13.8%	32.4%	3,876,121	90.7%	94.8%	94.7%

OCCUPANCY BY REGION:
Los Angeles	25	28.0%	25.8%	3,091,128	96.2%	96.5%	96.4%
Orange County	47	14.2%	33.1%	3,961,408	89.0%	94.4%	94.8%
San Diego	52	55.5%	38.2%	4,565,824	93.8%	93.7%	91.4%
Other	5	2.3%	2.9%	346,439	93.8%	99.6%	99.6%

TOTAL STABILIZED PORTFOLIO	129	100.0%	100.0%	11,964,799	92.8%	94.8%	94.0%

AVERAGE OCCUPANCY - STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	94.0%	90.8%	92.9%
Year-to-Date	94.2%	92.7%	93.7%

(1)	Occupancy percentages reported are based on the Company’s stabilized portfolio for the period presented.

(2)	Percentage of year-to-date Net Operating Income excluding Other Property Income.

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
Los Angeles, California
23925 Park Sorrento	Calabasas	1	11,789	100.0%
23975 Park Sorrento	Calabasas	1	100,592	85.4%
24025 Park Sorrento	Calabasas	1	102,264	100.0%
26541 Agoura Road	Calabasas	1	90,366	100.0%
Kilroy Airport Center, El Segundo	El Segundo	2	595,131	98.3%
909 Sepulveda Blvd.	El Segundo	1	241,607	90.0%
999 Sepulveda Blvd.	El Segundo	1	127,901	97.2%
Kilroy Airport Center, Long Beach	Long Beach	7	949,065	94.6%
12200 W. Olympic Blvd.	Los Angeles	1	150,302	95.7%
12100 W. Olympic Blvd.	Los Angeles	1	150,167	100.0%
12312 W. Olympic Blvd.	Los Angeles	1	78,000	100.0%
1633 26th Street	Santa Monica	1	44,915	100.0%
2100 Colorado Avenue	Santa Monica	3	94,844	100.0%
3130 Wilshire Blvd.	Santa Monica	1	89,017	98.2%
501 Santa Monica Blvd.	Santa Monica	1	73,115	94.7%

Total Los Angeles Office		24	2,899,075	96.0%

Orange County, California
4175 E. La Palma Avenue	Anaheim	1	43,263	90.7%
8101 Kaiser Blvd.	Anaheim	1	59,790	100.0%
Kilroy Center-Brea	Brea	2	106,791	49.1%
111 Pacifica	Irvine Spectrum	1	67,496	71.3%

Total Orange County Office		5	277,340	72.0%

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
San Diego, California
12340 El Camino Real	Del Mar	1	87,405	100.0%
12348 High Bluff Drive	Del Mar	1	38,710	93.5%
12390 El Camino Real	Del Mar	1	72,332	100.0%
3579 Valley Center Drive	Del Mar	1	52,375	100.0%
3611 Valley Center Drive	Del Mar	1	130,178	100.0%
3661 Valley Center Drive	Del Mar	1	129,752	100.0%
3721 Valley Center Drive	Del Mar	1	114,780	100.0%
3811 Valley Center Drive	Del Mar	1	112,067	100.0%
12225 / 12235 El Camino Real	Del Mar	2	115,513	100.0%
12400 High Bluff Drive	Del Mar	1	208,464	100.0%
6200 / 6220 Greenwich Drive	Governor Park	2	212,214	33.5%
15051 Ave of Science	I-15 Corridor	1	70,617	100.0%
15073 Ave of Science	I-15 Corridor	1	46,759	100.0%
15378 Ave of Science	I-15 Corridor	1	68,910	100.0%
15435 / 15445 Innovation Drive	I-15 Corridor	2	103,000	0.0%
15231 Ave of Science	I-15 Corridor	1	65,638	100.0%
15253 Ave of Science	I-15 Corridor	1	37,437	100.0%
15333 Ave of Science	I-15 Corridor	1	78,880	100.0%
13500/13520 Evening Creek Drive North	I-15 Corridor	2	281,830	86.4%
Santa Fe Summit - Phase I	56 Corridor	4	465,812	100.0%
10020 Pacific Mesa	Sorrento Mesa	1	318,000	100.0%
4939 / 4955 Directors Place	Sorrento Mesa	2	136,908	100.0%
5005 / 5010 Wateridge Vista Drive	Sorrento Mesa	2	172,778	100.0%
10421 Pacific Center Court	Sorrento Mesa	1	79,871	100.0%
10243 Genetic Center (1)	Sorrento Mesa	1	102,875	100.0%
10390 Pacific Center Court	Sorrento Mesa	1	68,400	100.0%
6055 Lusk Avenue	Sorrento Mesa	1	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	1	130,536	100.0%
6290 / 6310 Sequence Drive	Sorrento Mesa	2	152,415	100.0%
6340 / 6350 Sequence Drive	Sorrento Mesa	2	199,000	100.0%
Pacific Corporate Center	Sorrento Mesa	6	332,542	100.0%
5717 Pacific Center	Sorrento Mesa	1	67,995	100.0%
4690 Executive Drive	University Towne Center	1	47,636	100.0%
9455 Towne Center Drive	University Towne Center	1	45,195	100.0%
9785 / 9791 Towne Center Drive	University Towne Center	2	126,000	100.0%

Total San Diego Office		52	4,565,824	93.8%

Other
5151/5155 Camino Ruiz	Carmarillo, CA	4	265,372	92.5%
2829 Townsgate Road	Thousand Oaks, CA	1	81,067	98.2%

Total Other Office		5	346,439	93.8%

Total Office		86	8,088,678	93.8%

(1)	In March 2008, Newgen Results Corporation (“Newgen”) attempted to surrender this property to the Company and ceased paying rent. Newgen signed the original lease for the property in 2000 and was subsequently acquired by Teletech Holdings, Inc. (“Teletech”). The Company refused to accept a surrender of the premises and has initiated legal action against Teletech and Newgen for past due rent and future rent as it becomes due and owing. The lease has not been legally terminated.

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Industrial:
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	1	192,053	100.0%

Total Los Angeles Industrial		1	192,053	100.0%

Orange County, California
1000 E. Ball Road	Anaheim	1	100,000	100.0%
1230 S. Lewis Road	Anaheim	1	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	1	84,185	100.0%
3125 E. Coronado Street	Anaheim	1	144,000	100.0%
3130 - 3150 Miraloma	Anaheim	1	144,000	100.0%
3250 E. Carpenter	Anaheim	1	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	1	153,320	0.0%
5115 E. La Palma Avenue	Anaheim	1	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	1	110,487	100.0%
Anaheim Tech Center	Anaheim	5	597,147	100.0%
La Palma Business Center	Anaheim	2	145,481	100.0%
Brea Industrial Complex	Brea	7	277,456	97.8%
Brea Industrial-Lambert Road	Brea	2	178,811	79.3%
1675 MacArthur	Costa Mesa	1	50,842	100.0%
25202 Towne Center Drive	Foothill Ranch	1	309,685	100.0%
12400 Industry Street	Garden Grove	1	64,200	100.0%
12681 / 12691 Pala Drive	Garden Grove	1	84,700	100.0%
7421 Orangewood Avenue	Garden Grove	1	82,602	100.0%
Garden Grove Industrial Complex	Garden Grove	6	275,971	98.2%
17150 Von Karman	Irvine	1	157,458	0.0%
2055 S.E. Main Street	Irvine	1	47,583	100.0%
1951 E. Carnegie Avenue	Santa Ana	1	100,000	100.0%
2525 Pullman	Santa Ana	1	103,380	100.0%
14831 Franklin Avenue	Tustin	1	36,256	100.0%
2911 Dow Avenue	Tustin	1	51,410	100.0%

Total Orange County Industrial		42	3,684,068	90.3%

Total Industrial		43	3,876,121	90.7%

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

	1st & 2nd Generation				2nd Generation
						Maintenance Capex Per Sq.Ft. (3)				Weighted Average Lease Term (Mo.)
	# of Leases (1)		Square Feet (1)		TI/LC Per Sq.Ft. (2)		Changes in Rents (4)	Changes in Cash Rents (5)	Retention Rates (6)
	New	Renewal	New	Renewal
Office	7	4	32,643	43,431	$15.12	$0.16	21.3%	4.2%	29.1%	53
Industrial	0	4	0	362,777	5.79	0.18	16.5%	(8.8%)	98.6%	57

Total	7	8	32,643	406,208	$7.32	$0.17	17.8%	(4.5%)	78.8%	56

Year-to-Date

	1st & 2nd Generation				2nd Generation
						Maintenance Capex Per Sq.Ft. (3)
	# of Leases (1)		Square Feet (1)		TI/LC Per Sq.Ft. (2)			Changes in Cash Rents (5)	Retention Rates (6)	Weighted Average Lease Term (Mo.)
	New	Renewal	New	Renewal			Changes in Rents (4)
Office	14	14	139,485	85,321	$24.03	$0.29	48.7%	29.9%	41.4%	62
Industrial	3	7	164,727	425,187	5.14	0.19	20.7%	(3.3%)	72.0%	57

Total	17	21	304,212	510,508	$10.10	$0.26	33.7%	11.5%	64.1%	58

(1)	Represents leasing activity for leases commencing during the period shown, net of month-to-month leases. Excludes leasing on new construction.

(2)	Amounts exclude tenant-funded tenant improvements.

(3)	Calculated over entire stabilized portfolio.

(4)	Calculated as the change between GAAP rents for new/renewed leases and the expired GAAP rents for the same space. Excludes leases for which the space was vacant longer than one year.

(5)	Calculated as the change between stated rents for new/renewed leases and the expired stated rents for the same space. Excludes leases for which the space was vacant longer than one year.

(6)	Calculated as the percentage of space either renewed or expanded into by existing tenants or subtenants at lease expiration.

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures

($ in thousands)

Recurring Capital Expenditures:
	Q1 2008	Q2 2008	YTD 2008
Capital Improvements
Office	$1,063	$1,321	$2,384
Industrial	48	705	753

	1,111	2,026	3,137
Tenant Improvements & Leasing Commissions (1)
Office	3,812	3,322	7,134
Industrial	430	946	1,376

	4,242	4,268	8,510
Total
Office	4,875	4,643	9,518
Industrial	478	1,651	2,129

	$5,353	$6,294	$11,647

(1)	Represents costs incurred for leasing activity during the period shown. Amounts exclude tenant-funded tenant improvements.

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Lease Expiration Summary Schedule (1)

($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet	% of Total Leased Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2008	28	462,597	6.2%	$13,537	$29.26
2009	66	693,545	9.2%	17,756	25.60
2010	73	1,317,642	17.6%	32,129	24.38
2011	49	507,180	6.8%	10,431	20.57
2012	39	529,481	7.1%	14,738	27.83
2013	33	526,575	7.0%	12,965	24.62
2014	21	765,423	10.2%	19,794	25.86
2015	14	442,323	5.9%	13,015	29.42
2016	10	436,822	5.8%	12,032	27.54
2017	12	1,086,215	14.5%	29,678	27.32
2018 and beyond	20	739,866	9.7%	31,954	43.19

Subtotal	365	7,507,669	100.0%	$208,029	$27.71

INDUSTRIAL:
Remaining 2008	2	63,424	1.8%	$725	$11.43
2009	14	786,203	22.8%	5,268	6.70
2010	15	413,485	12.0%	3,250	7.86
2011	12	345,634	10.0%	3,217	9.31
2012	10	591,672	17.1%	4,112	6.95
2013	3	295,369	8.6%	2,181	7.38
2014	2	94,477	2.7%	861	9.11
2015	5	547,028	15.8%	3,586	6.56
2016	2	233,278	6.8%	3,274	14.03
2017	—	—	—	—	—
2018 and beyond	1	82,602	2.4%	643	7.78

Subtotal	66	3,453,172	100.0%	$27,117	$7.85

TOTAL PORTFOLIO:
Remaining 2008	30	526,021	4.8%	$14,262	$27.11
2009	80	1,479,748	13.5%	23,024	15.56
2010	88	1,731,127	15.8%	35,379	20.44
2011	61	852,814	7.8%	13,648	16.00
2012	49	1,121,153	10.2%	18,850	16.81
2013	36	821,944	7.5%	15,146	18.43
2014	23	859,900	7.8%	20,655	24.02
2015	19	989,351	9.0%	16,601	16.78
2016	12	670,100	6.1%	15,306	22.84
2017	12	1,086,215	9.9%	29,678	27.32
2018 and beyond	21	822,468	7.6%	32,597	39.63

Total	431	10,960,841	100.0%	$235,146	$21.45

(1)	The information presented reflects leasing activity through the date of this filing. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space at June 30, 2008.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Lease Expiration Schedule Detail by Region (1)

($ in thousands)

	Los Angeles County					Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft. (2)	# of Expiring Leases	Total Square Feet	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft. (2)
OFFICE:
Remaining 2008	14	124,337	4.6%	$3,436	$27.63	4	11,946	6.1%	$221	$18.50
2009	38	346,865	12.8%	9,799	28.25	16	114,289	58.5%	2,829	24.75
2010	49	849,874	31.3%	20,034	23.57	6	14,699	7.5%	362	24.63
2011	36	218,580	8.0%	6,314	28.89	4	14,767	7.6%	351	23.77
2012	24	171,929	6.3%	4,648	27.03	6	38,572	19.7%	971	25.17
2013	27	261,482	9.6%	6,783	25.94	—	—	—	—	—
2014	12	325,824	12.0%	9,735	29.88	1	1,115	0.6%	24	21.52
2015	7	153,899	5.7%	4,553	29.58	—	—	—	—	—
2016	5	61,992	2.3%	2,238	36.10	—	—	—	—	—
2017	3	27,801	1.0%	928	33.38	—	—	—	—	—
2018 and beyond	3	173,075	6.4%	6,417	37.08	—	—	—	—	—

Subtotal	218	2,715,658	100.0%	$74,885	$27.58	37	195,388	100.0%	$4,758	$24.35

INDUSTRIAL:
Remaining 2008	—	—	—	—	—	2	63,424	1.9%	$725	$11.43
2009	—	—	—	—	—	14	786,203	24.1%	5,268	6.70
2010	—	—	—	—	—	15	413,485	12.7%	3,250	7.86
2011	—	—	—	—	—	12	345,634	10.6%	3,217	9.31
2012	—	—	—	—	—	10	591,672	18.1%	4,112	6.95
2013	—	—	—	—	—	3	295,369	9.1%	2,181	7.38
2014	—	—	—	—	—	2	94,477	2.9%	861	9.11
2015	—	—	—	—	—	5	547,028	16.8%	3,586	6.56
2016	1	192,053	100.0%	2,960	15.41	1	41,225	1.3%	314	7.62
2017	—	—	—	—	—	—	—	—	—	—
2018 and beyond	—	—	—	—	—	1	82,602	2.5%	643	7.78

Subtotal	1	192,053	100.0%	$2,960	$15.41	65	3,261,119	100.0%	$24,157	$7.41

TOTAL PORTFOLIO:
Remaining 2008	14	124,337	4.3%	$3,436	$27.63	6	75,370	2.2%	$946	$12.55
2009	38	346,865	11.9%	9,799	28.25	30	900,492	26.1%	8,097	8.99
2010	49	849,874	29.2%	20,034	23.57	21	428,184	12.4%	3,612	8.44
2011	36	218,580	7.5%	6,314	28.89	16	360,401	10.4%	3,568	9.90
2012	24	171,929	5.9%	4,648	27.03	16	630,244	18.2%	5,083	8.07
2013	27	261,482	9.0%	6,783	25.94	3	295,369	8.5%	2,181	7.38
2014	12	325,824	11.2%	9,735	29.88	3	95,592	2.8%	885	9.26
2015	7	153,899	5.3%	4,553	29.58	5	547,028	15.8%	3,586	6.56
2016	6	254,045	8.7%	5,198	20.46	1	41,225	1.2%	314	7.62
2017	3	27,801	1.0%	928	33.38	—	—	—	—	—
2018 and beyond	3	173,075	6.0%	6,417	37.08	1	82,602	2.4%	643	7.78

Total	219	2,907,711	100.0%	$77,845	$26.77	102	3,456,507	100.0%	$28,915	$8.37

(1)	The information presented reflects leasing activity through the date of this filing. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space at June 30, 2008.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Lease Expiration Schedule Detail by Region (1)

($ in thousands)

	San Diego County					Other
Year of Expiration	# of Expiring Leases	Total Square Feet	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft. (2)	# of Expiring Leases	Total Square Feet	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft. (2)
OFFICE:
Remaining 2008	10	326,314	7.6%	$9,880	$30.28	—	—	—	—	—
2009	6	217,872	5.1%	4,676	21.46	6	14,519	4.5%	452	31.13
2010	13	381,154	8.9%	10,066	26.41	5	71,915	22.1%	1,667	23.18
2011	3	65,759	1.5%	1,359	20.67	6	208,074	64.0%	2,407	11.57
2012	8	313,430	7.3%	8,925	28.48	1	5,550	1.7%	194	34.95
2013	6	265,093	6.2%	6,182	23.32	—	—	—	—	—
2014	7	431,725	10.1%	9,798	22.70	1	6,759	2.1%	237	35.06
2015	5	270,213	6.3%	7,906	29.26	2	18,211	5.6%	556	30.53
2016	5	374,830	8.8%	9,794	26.13	—	—	—	—	—
2017	9	1,058,414	24.8%	28,750	27.16	—	—	—	—	—
2018 and beyond	17	566,791	13.4%	25,537	45.06	—	—	—	—	—

Subtotal	89	4,271,595	100.0%	$122,873	$28.77	21	325,028	100.0%	$5,513	$16.96

INDUSTRIAL:
Remaining 2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—
2018 and beyond	—	—	—	—	—	—	—	—	—	—

Subtotal	—	—	—	—	—	—	—	—	—	—

TOTAL PORTFOLIO:
Remaining 2008	10	326,314	7.6%	$9,880	$30.28	—	—	—	—	—
2009	6	217,872	5.1%	4,676	21.46	6	14,519	4.5%	452	31.13
2010	13	381,154	8.9%	10,066	26.41	5	71,915	22.1%	1,667	23.18
2011	3	65,759	1.5%	1,359	20.67	6	208,074	64.0%	2,407	11.57
2012	8	313,430	7.3%	8,925	28.48	1	5,550	1.7%	194	34.95
2013	6	265,093	6.2%	6,182	23.32	—	—	—	—	—
2014	7	431,725	10.1%	9,798	22.70	1	6,759	2.1%	237	35.06
2015	5	270,213	6.3%	7,906	29.26	2	18,211	5.6%	556	30.53
2016	5	374,830	8.8%	9,794	26.13	—	—	—	—	—
2017	9	1,058,414	24.8%	28,750	27.16	—	—	—	—	—
2018 and beyond	17	566,791	13.4%	25,537	45.06	—	—	—	—	—

Total	89	4,271,595	100.0%	$122,873	$28.77	21	325,028	100.0%	$5,513	$16.96

(1)	The information presented reflects leasing activity through the date of this filing. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space at June 30, 2008.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Quarterly Lease Expirations for 2008 (1)

($ in thousands)

	# of Expiring Leases	Total Square Feet	% of Total Leased Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft. (2)
OFFICE:
Q3 2008	19	441,076	5.9%	$12,890	$29.22
Q4 2008	9	21,521	0.3%	647	30.06

Subtotal 2008	28	462,597	6.2%	$13,537	$29.26

INDUSTRIAL:
Q3 2008	—	—	—	—	—
Q4 2008	2	63,424	1.8%	$725	$11.43

Subtotal 2008	2	63,424	1.8%	$725	$11.43

TOTAL PORTFOLIO:
Q3 2008	19	441,076	4.0%	$12,890	$29.22
Q4 2008	11	84,945	0.8%	1,372	16.15

Total 2008	30	526,021	4.8%	$14,262	$27.11

(1)	The information presented reflects leasing activity through the date of this filing. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space at June 30, 2008.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Top Fifteen Tenants

($ in thousands)

Tenant Name	Product Type	Annualized Base Rental Revenues (1)	Rentable Square Feet	Percentage of Total Annualized Base Rental Revenues (1)	Percentage of Total Rentable Square Feet
Intuit Inc. (2)	Office	$17,374	627,050	7.1%	5.2%
Cardinal Health, Inc.	Office	9,256	411,000	3.8%	3.4%
AMN Healthcare	Office	8,341	175,672	3.4%	1.5%
DIRECTV Group, Inc. (3)	Office	8,037	289,752	3.3%	2.4%
The Boeing Company	Office	6,593	464,840	2.7%	3.9%
Fish & Richardson	Office	6,071	139,538	2.5%	1.2%
Favrille, Inc. (4)	Office	5,588	128,580	2.3%	1.1%
Epson America, Inc.	Office	5,538	162,852	2.3%	1.4%
Scripps Health (5)	Office	5,199	112,067	2.1%	0.9%
Accredited Home Lenders, Inc.	Office	5,164	181,955	2.1%	1.5%
Verenium Corporation	Office	5,158	136,908	2.1%	1.1%
Hewlett-Packard Company	Office	4,348	117,948	1.8%	1.0%
Fair Isaac Corporation	Office	4,006	129,752	1.6%	1.1%
Avnet, Inc.	Office	3,768	114,780	1.5%	1.0%
Epicor Software Corporation	Office	3,509	172,778	1.4%	1.4%

Total Top Fifteen Tenants		$97,950	3,365,472	40.0%	28.1%

(1)	Based upon annualized contractual base rental revenue, which is calculated on a straight-line basis in accordance with GAAP, for leases for which rental revenue is being recognized by the Company as of June 30, 2008.

(2)	In July 2008, the Company executed agreements with Intuit, Inc. to early terminate one of its leases and extend another lease by one year. The Company estimates that annualized base rental revenues from Intuit, Inc. will decrease by approximately $2.2 million as a result of these agreements.

(3)	In July 2008, the Company executed a lease amendment with DIRECTV Group, Inc. for an additional 24,500 rentable square feet at 2240 E. Imperial Highway in El Segundo, CA. This lease will increase the Company’s annualized base rental revenue from DIRECTV Group, Inc. by approximately $0.5 million and is expected to commence in the fourth quarter of 2008.

(4)	As of June 30, 2008, Favrille, Inc. leased an aggregate of 128,580 rentable square feet in two buildings in Sorrento Mesa, CA. In July 2008, the Company entered into an early lease termination agreement with Favrille, Inc. under which the lease will terminate on August 31, 2008.

(5)	Scripps Health has preleased an additional office building encompassing approximately 146,200 rentable square feet that the Company is developing at 15004 Innovation Drive in San Diego, CA. The tenant is expected to begin occupying the building in the third quarter of 2008.

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

In-Process and Committed Development and Redevelopment Projects

($ in millions)

					Est. Stabilization Date (1)	Rentable Square Feet	Total Estimated Investment (2)	Total Costs as of 6/30/2008 (2)(3)	% Leased
DEVELOPMENT PROJECTS:			Estimated Construction Period
Project	Location	Type	Start Date	Compl. Date
PROJECT IN LEASE-UP
Sorrento Gateway - Lot 3	Sorrento Mesa	Office	4Q 2006	4Q 2007	4Q 2008	55,500	$22.0	$15.7	0%

PROJECTS UNDER CONSTRUCTION:
Kilroy Sabre Springs - Phase III	I-15 Corridor	Office	3Q 2006	3Q 2008	3Q 2008	147,533	65.5	51.6	100%
ICC - 15004 Innovation Drive	I-15 Corridor	Office	3Q 2006	3Q 2008	3Q 2008	146,156	50.0	47.3	100%
Sorrento Gateway - Lot 1	Sorrento Mesa	Medical Office	4Q 2007	4Q 2008	4Q 2009	50,925	22.5	12.1	0%

Subtotal						344,614	138.0	111.0

TOTAL IN-PROCESS AND COMMITTED PROJECTS						400,114	$160.0	$126.7	73%

		Pre and Post Redevelopment Type	Estimated		Est. Stabilization Date (1)	Rentable Square Feet	Existing Investment (4)	Estimated Redevelopment Costs	Total Estimated Investment (2)	Total Costs as of 6/30/2008 (2)(3)	% Leased
REDEVELOPMENT PROJECTS:			Construction Period
Project	Location		Start Date	Compl. Date
PROJECTS IN LEASE-UP:
Kilroy Airport Center - 2240 E. Imperial Highway	El Segundo	Lab to Office	2Q 2006	3Q 2007	3Q 2008	107,041	$5.0	$16.7	$21.7	$18.9	100%
Sabre Springs Corporate Center	I-15 Corridor	Office	1Q 2007	4Q 2007	4Q 2008	103,900	24.7	10.4	35.1	30.7	19%

TOTAL IN-PROCESS AND COMMITTED PROJECTS						210,941	$29.7	$27.1	$56.8	$49.6	60%

(1)	Based on management's estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.

(2)	Amounts exclude tenant-funded tenant improvements.

(3)	Represents cash paid and costs incurred as of June 30, 2008. Includes existing investment at the commencement of redevelopment. See footnote (4) below.

(4)	Represents the depreciated carrying value at the commencement of redevelopment for the space being redeveloped.

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Future Development Pipeline

($ in millions)

Project	Location	Type	Gross Site Acreage	Estimated Rentable Square Feet	Total Costs as of 6/30/2008 (1)
SAN DIEGO, CALIFORNIA:
Carlsbad Oaks - Lots 4, 5, 7 & 8	Carlsbad	Office	32.0	288,000	$17.8
Pacific Corporate Center - Lot 8	Sorrento Mesa	Office	5.0	170,000	11.3
Rancho Bernardo Corporate Center	I-15 Corridor	Office	21.0	320,000 -1,000,000	27.2
San Diego Corporate Center	Del Mar	Office	23.0	500,000	91.3
Santa Fe Summit - Phase II and III	56 Corridor	Office	21.8	600,000	66.8
Sorrento Gateway - Lot 2	Sorrento Mesa	Office	6.3	80,000	10.9
Sorrento Gateway - Lot 7	Sorrento Mesa	Office	7.6	57,000	9.8

TOTAL FUTURE DEVELOPMENT PIPELINE			116.7	2,015,000 -2,695,000	$235.1

(1)	Represents cash paid and costs incurred as of June 30, 2008.

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Capital Structure

At June 30, 2008

($ in thousands)

	Shares/Units At June 30, 2008	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$392,511	13.1%
Exchangeable Senior Notes (1)		460,000	15.4%
Unsecured Senior Notes		144,000	4.8%
Unsecured Line of Credit		159,000	5.3%

Total Debt		$1,155,511	38.6%

EQUITY:
7.450% Series A Cumulative Redeemable Preferred Units (2)	1,500,000	$75,000	2.5%
7.800% Series E Cumulative Redeemable Preferred Stock (3)	1,610,000	40,250	1.3%
7.500% Series F Cumulative Redeemable Preferred Stock (3)	3,450,000	86,250	2.9%
Common Units Outstanding (4)	2,188,340	102,918	3.4%
Common Shares Outstanding (4)	32,652,346	1,535,640	51.3%

Total Equity		$1,840,058	61.4%

TOTAL MARKET CAPITALIZATION		$2,995,569	100.0%

(1)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $3.4 million at June 30, 2008.

(2)	Value based on $50.00 per share liquidation preference.

(3)	Value based on $25.00 per share liquidation preference.

(4)	Value based on closing share price of $47.03 on June 30, 2008.

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Debt Analysis

At June 30, 2008

($ in millions)

TOTAL DEBT COMPOSITION

	% of	Weighted Average
	Total Debt	Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	34.0%	5.6%	2.7
Unsecured Debt	66.0%	3.8%	3.5
Floating vs. Fixed Rate Debt:
Fixed Rate Debt	83.2%	4.6%	3.5
Floating Rate Debt	16.8%	3.4%	1.8

Total Debt		4.4%	3.2

Total Debt Including Loan Fees		4.8%

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$550.0	$159.0	April 2010

CAPITALIZED INTEREST & LOAN FEES

Quarter-to-Date	Year-to-Date
$4.6	$9.1

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Debt Analysis

At June 30, 2008

($ in thousands)

DEBT MATURITY SCHEDULE
Floating/ Fixed Rate	Effective Rate	Maturity Date		Remaining 2008	2009	2010	2011	2012	After 2012	Total

Unsecured Debt:
Floating	3.48%	4/26/2010	(1)			159,000				$159,000
Fixed	3.25%	4/15/2012						460,000		460,000	(2)
Fixed	5.72%	8/4/2010				61,000				61,000
Fixed	6.45%	8/4/2014							83,000	83,000

						220,000		460,000	83,000	763,000

Secured Debt:
Floating	3.26%	4/26/2010				35,500				35,500
Fixed	3.80%	8/1/2008		72,552						72,552
Fixed	7.20%	4/1/2009		1,326	75,475					76,801
Fixed	6.70%	12/27/2011		646	1,359	1,453	69,980			73,438
Fixed	5.57%	8/1/2012		657	1,370	1,449	1,532	71,517		76,525
Fixed	4.95%	8/1/2012		299	622	653	687	29,754		32,015
Fixed	8.13%	11/1/2014		472	1,004	1,088	812			3,376
Fixed	7.15%	5/1/2017		798	1,683	1,807	1,941	2,084	11,210	19,523
Fixed	Various (3)	Various	(3)		39	41	43	45	2,613	2,781

				76,750	81,552	41,991	74,995	103,400	13,823	392,511

Total	4.45%			$76,750	$81,552	$261,991	$74,995	$563,400	$96,823	$1,155,511

(1)	The maturity date does not reflect the one-year extension option.

(2)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $3.4 million at June 30, 2008.

(3)	Represents balance outstanding related to public facility bonds (the “Bonds”) issued in February 2008 by the City of Carlsbad. The Bonds have annual maturities beginning on September 1, 2009 through September 1, 2038, with interest rates ranging from 4.00% to 6.19%. This amount is reported in the Company’s secured debt balance on the balance sheet since the Company’s obligation for the Bonds is fixed and determinable.

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included in this section are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company’s earnings release on July 28, 2008, and the reasons why management believes that these measures provide useful information to investors about the Company’s financial condition and results of operations.

Net Operating Income:

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, other non-property income and expenses, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Same Store Net Operating Income:

Management believes that Same Store NOI is a useful supplemental measure of the Company’s operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company's Same Store NOI may not be comparable to other REITs.

However, Same Store NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect the operations of the Company’s entire portfolio, nor does it reflect the impact of general and administrative expenses, interest expense, depreciation and amortization costs, other non-property income and expenses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

EBITDA:

Management believes that earnings before interest expense, depreciation and amortization, preferred dividends and distributions, minority interests and impairment loss (“EBITDA”) is a useful supplemental measure of the Company’s operating performance. When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company’s operating results before the impact of investing and financing transactions and facilitates comparisons with competitors. Management also believes it is appropriate to present EBITDA as it is used in several of the Company’s financial covenants for both its secured and unsecured debt. However, EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company’s EBITDA may not be comparable to other REITs.

Funds From Operations:

The Company calculates FFO in accordance with the White Paper on FFO approved by the Board of Governors of NAREIT. The White Paper defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of our activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, the Company’s FFO may not be comparable to all other REITs.

Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting to be insufficient by themselves. Because FFO excludes depreciation and amortization of real estate assets, Management believes that FFO along with the required GAAP presentations provides a more complete measurement of the Company’s performance relative to its competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs and could materially impact the Company’s results from operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the non cash amortization of deferred financing costs and share-based compensation awards, contractual cash rents received in advance of revenue recognition, and net gains on terminations of profit participation agreements, then subtracting tenant improvements, leasing commissions and recurring capital expenditures, significant non-cash gains, and eliminating the net effect of straight-line rents, amortization of deferred revenue related to tenant improvements, and above (below) market rents for acquisition properties. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to stockholders by adjusting FFO for the impact of certain cash and non cash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Reconciliation of Same Store Net Operating Income to Net Income Available to Common Stockholders

(unaudited, $ in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Same Store Cash Net Operating Income	$43,374	$45,081	$87,730	$88,958
Adjustment:
GAAP Operating Revenues Adjustments, net	2,104	1,434	4,263	3,910
GAAP Operating Expenses Adjustments, net	(3,205)	24	(3,659)	199

Same Store GAAP Net Operating Income	42,273	46,539	88,334	93,067
Adjustment:
Non-Same Store GAAP Net Operating Income	7,235	1,314	14,159	2,906

Net Operating Income including discontinued operations	49,508	47,853	102,493	95,973
Adjustment:
Net Operating Income, as defined, from discontinued operations	(199)	(1,308)	(199)	(2,742)

Net Operating Income, as defined (1)	49,309	46,545	102,294	93,231
Adjustments:
Other Expenses:
General and administrative expenses	(9,187)	(9,460)	(18,423)	(18,508)
Interest expense	(9,448)	(8,072)	(19,161)	(17,728)
Depreciation and amortization	(21,536)	(17,378)	(41,402)	(34,223)
Other Income:
Interest and other investment income	184	371	341	990

Income from Continuing Operations before Minority Interests	9,322	12,006	23,649	23,762
Minority interests	(1,745)	(1,928)	(3,806)	(3,838)
Income from discontinued operations	406	5,414	406	14,452
Preferred dividends	(2,402)	(2,402)	(4,804)	(4,804)

Net Income Available for Common Stockholders	$5,581	$13,090	$15,445	$29,572

(1)	Please refer to page 24 for Management Statements on Net Operating Income and Same Store Net Operating Income.

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Reconciliation of EBITDA to Net Income Available to Common Stockholders

(unaudited, $ in thousands)

	Three Months Ended June 30,
	2008	2007
Net Income Available for Common Stockholders	$5,581	$13,090
Preferred dividends	2,402	2,402
Adjustments for Continuing Operations:
Interest expense	9,448	8,072
Depreciation and amortization	21,536	17,378
Distributions on Cumulative Redeemable Preferred units	1,397	1,397
Minority interest in earnings of Operating Partnership	348	531
Adjustments for Discontinued Operations:
Depreciation and amortization	—	367
Net gain on disposition of discontinued operations	(234)	(4,848)
Minority interest in earnings of Operating Partnership	27	375

EBITDA Before Minority Interests (1)	$40,505	$38,764

(1)	Please refer to page 25 for a Management Statement on EBITDA before minority interests.

Kilroy Realty Corporation

Second Quarter 2008 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities

(unaudited, $ in thousands)

	Three Months Ended June 30, 2008		Six Months Ended June 30, 2008
	2008	2007	2008	2007
Funds Available for Distribution (1)	$24,906	$29,563	$50,653	$53,027
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	6,294	4,912	11,647	9,176
Depreciation for furniture, fixtures and equipment	197	220	392	431
Accrued preferred dividends	2,402	2,402	4,804	4,804
Distributions on Cumulative Redeemable Preferred units	1,397	1,397	2,794	2,794
Provision for uncollectible tenant receivables	3	(27)	283	(199)
Net gain on termination of profit participation agreement	—	(4,848)	—	(4,848)
Changes in assets and liabilities (2)	(2,198)	6,037	(6,310)	8,996
Other adjustments, net	(391)	299	(143)	436

GAAP Net Cash Provided by Operating Activities	$32,610	$39,955	$64,120	$74,617

(1)	Please refer to page 25 for a Management Statement on Funds Available for Distribution.

(2)	Includes changes in the following assets and liabilities: marketable securities; current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; rents received in advance and tenant security deposits; and deferred revenue.